The 2014 Annual Report for all underlying investment options may be mailed separately to Pacific Life Insurance Company variable annuity contract owners with allocations to those options and should be read in conjunction with the Separate Account Annual Report included herein.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

	Variable Accounts
	IV	VII	X	XI	XII
ASSETS
Investments in mutual funds, at value:
Inflation Managed Portfolio Class I *	$600,699
Main Street® Core Portfolio Class I *		$13,750,522
Managed Bond Portfolio Class I *			$4,887,763
High Yield Bond Portfolio Class I *				$104,663
Equity Index Portfolio Class I *					$1,453,699
Receivables:
Investments sold	143	8,798	3,658	143	681
Total Assets	600,842	13,759,320	4,891,421	104,806	1,454,380
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	143	8,788	3,638	142	680
Total Liabilities	143	8,788	3,638	142	680
NET ASSETS	$600,699	$13,750,532	$4,887,783	$104,664	$1,453,700
Units Outstanding	140,039	2,673,728	1,629,100	38,980	303,834
Accumulation Unit Value	$4.29	$5.14	$3.00	$2.69	$4.78
Cost of Investments	$606,792	$8,248,950	$4,368,928	$88,638	$666,360
Shares Owned in each Portfolio	60,153	480,854	414,389	15,419	31,697

	XIII	XIV	XV
ASSETS
Investments in mutual funds, at value:
International Value Portfolio Class I *	$546,485
Growth Portfolio Class I *		$2,056,734
Fidelity® VIP Money Market Portfolio Service Class			$636,794
Receivables:
Investments sold	597	1,303	709
Total Assets	547,082	2,058,037	637,503
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	596	1,299	732
Total Liabilities	596	1,299	732
NET ASSETS	$546,486	$2,056,738	$636,771
Units Outstanding	364,448	416,596	64,205
Accumulation Unit Value	$1.50	$4.94	$9.92
Cost of Investments	$539,911	$1,388,687	$636,794
Shares Owned in each Portfolio	51,741	105,246	636,794

* The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios during the reporting period. (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2014

	Variable Accounts
	IV	VII	X	XI	XII
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	7,564	162,963	60,243	1,674	16,442
Operating expenses	318	6,847	2,531	70	691
Total Expenses	7,882	169,810	62,774	1,744	17,133
Net Investment Loss	(7,882)	(169,810)	(62,774)	(1,744)	(17,133)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(1,546)	478,134	43,033	2,544	24,871
Capital gains distributions from mutual fund investments (1)	-	-	-	-	-
Realized Gain (Loss) on Investments	(1,546)	478,134	43,033	2,544	24,871
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	21,744	926,735	177,115	(1,708)	149,063
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,316	$1,235,059	$157,374	($908)	$156,801

	XIII	XIV	XV (2)
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$47
EXPENSES
Mortality and expense risk	7,176	24,856	5,574
Operating expenses	301	1,044	234
Total Expenses	7,477	25,900	5,808
Net Investment Loss	(7,477)	(25,900)	(5,761)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(6,593)	54,452	-
Capital gains distributions from mutual fund investments (1)	-	-	-
Realized Gain (Loss) on Investments	(6,593)	54,452	-
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(58,183)	111,098	-
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($72,253)	$139,650	($5,761)

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

	IV		VII		X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($7,882)	($8,279)	($169,810)	($158,349)	($62,774)	($72,807)
Realized gain (loss) on investments	(1,546)	(7,668)	478,134	263,120	43,033	62,544
Change in net unrealized appreciation (depreciation) on investments	21,744	(55,793)	926,735	3,271,632	177,115	(198,618)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,316	(71,740)	1,235,059	3,376,403	157,374	(208,881)
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	2,800	3,800	151,800	1,800
Transfers between variable and fixed accounts, net	(34,851)	23,292	(252,132)	(142,091)	(219,472)	(461,703)
Contract charges and deductions	(247)	(322)	(367,809)	(513,400)	(58,898)	(118,033)
Surrenders	(24,960)	(44,784)	(746,873)	(882,843)	(301,639)	(422,861)
Other	(46)	83	3,334	(1,427)	(144)	104
Net Decrease in Net Assets Derived from Account Transactions	(60,104)	(21,731)	(1,360,680)	(1,535,961)	(428,353)	(1,000,693)
NET INCREASE (DECREASE) IN NET ASSETS	(47,788)	(93,471)	(125,621)	1,840,442	(270,979)	(1,209,574)
NET ASSETS
Beginning of Year	648,487	741,958	13,876,153	12,035,711	5,158,762	6,368,336
End of Year	$600,699	$648,487	$13,750,532	$13,876,153	$4,887,783	$5,158,762

	XI		XII		XIII
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($1,744)	($1,696)	($17,133)	($15,209)	($7,477)	($7,508)
Realized gain (loss) on investments	2,544	444	24,871	37,785	(6,593)	(22,167)
Change in net unrealized appreciation (depreciation) on investments	(1,708)	9,392	149,063	301,240	(58,183)	140,562
Net Increase (Decrease) in Net Assets Resulting from Operations	(908)	8,140	156,801	323,816	(72,253)	110,887
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	3,849	(12,109)	34,710	(19,160)	31,340	(17,859)
Contract charges and deductions	(19,605)	(1,329)	(23,481)	(27,748)	(9,667)	(16,563)
Surrenders	(14,371)	(706)	(52,924)	(105,008)	(33,619)	(43,340)
Other	(6)	(14)	(124)	(386)	92	(165)
Net Decrease in Net Assets Derived from Account Transactions	(30,133)	(14,158)	(41,819)	(152,302)	(11,854)	(77,927)
NET INCREASE (DECREASE) IN NET ASSETS	(31,041)	(6,018)	114,982	171,514	(84,107)	32,960
NET ASSETS
Beginning of Year	135,705	141,723	1,338,718	1,167,204	630,593	597,633
End of Year	$104,664	$135,705	$1,453,700	$1,338,718	$546,486	$630,593

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2014

	XIV		XV (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($25,900)	($24,297)	($5,761)
Realized gain (loss) on investments	54,452	(19,108)	-
Change in net unrealized appreciation (depreciation) on investments	111,098	603,337	-
Net Increase (Decrease) in Net Assets Resulting from Operations	139,650	559,932	(5,761)
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	100,000	-	-
Transfers between variable and fixed accounts, net	(87,423)	(72,205)	696,407
Contract charges and deductions	(43,830)	(19,269)	(2,466)
Surrenders	(281,619)	(55,783)	(51,386)
Other	(105)	(720)	(23)
Net Increase (Decrease) in Net Assets Derived from Account Transactions	(312,977)	(147,977)	642,532
NET INCREASE (DECREASE) IN NET ASSETS	(173,327)	411,955	636,771
NET ASSETS
Beginning of Year or Period	2,230,065	1,818,110	-
End of Year or Period	$2,056,738	$2,230,065	$636,771

(1)	Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

Variable Accounts For Each Year or Period	At the End of Each Year or Period
	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
IV
2014	$4.29	140,039	$600,699	0.00%	1.24%	1.84%
2013	4.21	153,961	648,487	0.00%	1.24%	(10.04%)
2012	4.68	158,467	741,958	2.38%	1.23%	8.52%
2011	4.31	158,185	682,486	5.70%	1.23%	10.49%
2010	3.90	187,957	733,951	2.00%	1.23%	7.45%
VII
2014	$5.14	2,673,728	$13,750,532	0.00%	1.24%	9.45%
2013	4.70	2,953,123	13,876,153	0.00%	1.24%	30.15%
2012	3.61	3,333,597	12,035,711	0.99%	1.23%	15.59%
2011	3.12	3,806,822	11,890,958	1.22%	1.23%	(0.75%)
2010	3.15	4,291,447	13,505,979	2.39%	1.22%	14.84%
X
2014	$3.00	1,629,100	$4,887,783	0.00%	1.24%	3.15%
2013	2.91	1,773,510	5,158,762	0.00%	1.24%	(3.41%)
2012	3.01	2,114,674	6,368,336	4.97%	1.23%	9.37%
2011	2.75	2,676,908	7,371,133	5.89%	1.23%	2.58%
2010	2.68	2,988,599	8,022,806	3.47%	1.23%	7.63%
XI
2014	$2.69	38,980	$104,664	0.00%	1.24%	(0.86%)
2013	2.71	50,104	135,705	0.00%	1.24%	5.93%
2012	2.56	55,427	141,723	6.88%	1.23%	13.89%
2011	2.25	61,794	138,739	10.91%	1.23%	2.16%
2010	2.20	74,521	163,784	7.65%	1.23%	13.12%
XII
2014	$4.78	303,834	$1,453,700	0.00%	1.24%	11.99%
2013	4.27	313,341	1,338,718	0.00%	1.24%	30.30%
2012	3.28	355,964	1,167,204	2.05%	1.23%	14.52%
2011	2.86	500,237	1,432,250	2.93%	1.23%	0.58%
2010	2.85	526,036	1,497,416	1.96%	1.23%	13.40%
XIII
2014	$1.50	364,448	$546,486	0.00%	1.24%	(11.65%)
2013	1.70	371,558	630,593	0.00%	1.24%	20.18%
2012	1.41	423,214	597,633	3.27%	1.23%	16.37%
2011	1.21	510,579	619,556	8.91%	1.23%	(13.88%)
2010	1.41	578,232	814,727	2.73%	1.23%	1.33%
XIV
2014	$4.94	416,596	$2,056,738	0.00%	1.24%	7.53%
2013	4.59	485,739	2,230,065	0.00%	1.24%	32.56%
2012	3.46	524,945	1,818,110	0.89%	1.23%	16.79%
2011	2.97	599,626	1,778,224	1.06%	1.23%	(7.11%)
2010	3.19	666,908	2,129,054	1.09%	1.23%	9.88%
XV (4)
04/30/2014 - 12/31/2014	$9.92	64,205	$636,771	0.01%	1.24%	(0.82%)

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). These ratios are before the deduction of mortality and expense risk (“M&E”) fees and operating expenses that are assessed against contract owner accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.
(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.
(3)	Total returns reflect changes in the unit values of the underlying portfolios and deductions for M&E fees and operating expenses assessed through the daily AUV calculation. M&E fees are assessed at an annual rate of 1.19% of the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(4)	Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	5

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Corinthian Variable Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) operates as a unit investment trust under the Investment Company Act of 1940, as amended, and is divided into subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios (each a “Portfolio” and collectively the “Portfolios”) of Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds (collectively, the “Funds”). The following Variable Accounts invest in Class I shares of the corresponding portfolios of Pacific Select Fund with the exception of Variable Account XV, which invests in Fidelity VIP Money Market Portfolio Service Class.

Variable Accounts	Portfolios	Variable Accounts	Portfolios
IV	Inflation Managed Portfolio	XII	Equity Index Portfolio
VII	Main Street Core Portfolio	XIII	International Value Portfolio
X	Managed Bond Portfolio	XIV	Growth Portfolio
XI	High Yield Bond Portfolio	XV	Fidelity VIP Money Market Portfolio Service Class

Variable Account XV commenced operations on April 30, 2014.

On April 30, 2014, the net assets of the Pacific Select Fund’s Cash Management Portfolio Class I, the underlying portfolio for Variable Account I, were transferred to Fidelity VIP Money Market Portfolio Service Class, the underlying Portfolio for Variable Account XV through a liquidation and plan of substitution (the “Substitution”). In connection with the Substitution, any units that remained in Variable Account I after the close of business on April 30, 2014 were transferred to the Variable Account XV. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of Variable Account XV and Variable Account I, as of the close of business on April 30, 2014. Variable Account I is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred annuity and variable accumulation contracts (the “Contracts”) administered by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions, if any, received from the Portfolios of the Funds are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) (the “RIC Portfolios”) or treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). Each of the RIC Portfolios utilized the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes although they are not paid by the RIC Portfolios. In addition, the Partnership Portfolios are not required to

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

distribute taxable income and capital gains for Federal income tax purposes. No dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2014.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.19% of the average daily net assets of each Variable Account. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is where expenses incurred in administering the Contracts and the Separate Account will exceed the amount realized from fees and charges assessed against the Contracts.

The Separate Account also bears certain operating expenses, subject to Pacific Life’s guarantee that such operating expenses will not exceed 0.25% of each Variable Account’s average daily net assets annually. For the year ended December 31, 2014, the annualized operating expenses for each of the Variable Accounts were below the 0.25% expense cap. Pacific Life further guarantees that the ordinary operating expenses of a Variable Account together with the operating expenses incurred by its underlying Portfolio, exclusive of advisory fees, service fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses, will not exceed 0.60% of average daily net assets annually after consideration for any adjustment by the Funds’ Investment Adviser for fund expenses in excess of stated expense limitations. For the year ended December 31, 2014, the combined annualized operating expenses for each of the Variable Accounts were below the 0.60% expense cap.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium tax, and any withdrawal and surrender charges, and are shown as a decrease in net assets derived from account transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in surrenders; and maintenance fees and any state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets.

In addition to the Variable Accounts’ own operating expenses, they also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.

The assets of each Variable Account (except for the Fidelity VIP Money Market Service Class Variable Account) invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2014, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 0.65%, which are based on an annual percentage of average daily net assets of the Portfolios, and PSD received a service fee of 0.20% on Class I shares only, which is based on an annual percentage of average daily net assets of the Portfolios.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2014, were as follows:

Variable Accounts	Purchases	Sales	Variable Accounts	Purchases	Sales
IV	$569	$69,334	XII	$24,841	$85,410
VII	-	1,536,028	XIII	22,204	42,496
X	319,098	812,729	XIV	100,381	442,105
XI	8,780	40,895	XV (1)	731,340	94,547

    (1) Operations commenced during 2014 (See Note 1).

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2014, the Variable Accounts’ holdings as presented in the Statements of Assets and Liabilities on page 1 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2014 and 2013 were as follows:

	2014			2013
	Units	Units	Net Increase	Units	Units	Net
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	Decrease
IV	142	(14,064)	(13,922)	26,762	(31,268)	(4,506)
VII	11,225	(290,620)	(279,395)	6,918	(387,392)	(380,474)
X	76,689	(221,099)	(144,410)	3,479	(344,642)	(341,163)
XI	3,185	(14,309)	(11,124)	1,214	(6,537)	(5,323)
XII	7,848	(17,355)	(9,507)	1,234	(43,857)	(42,623)
XIII	19,486	(26,596)	(7,110)	1,745	(53,401)	(51,656)
XIV	23,315	(92,458)	(69,143)	2,111	(41,316)	(39,205)
XV (1)	73,129	(8,924)	64,205

  (1) Operations commenced during 2014 (See Note 1).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Variable Accounts IV, VII, X, XI, XII, XIII, XIV and XV (collectively, the “Variable Accounts”) as of December 31, 2014, the related statements of operations for the year or period then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2014 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company as of December 31, 2014, the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2015

Pacific Life Insurance Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report as of December 31, 2014 for:

• Pacific Corinthian Variable Separate Account of

  Pacific Life Insurance Company

Form No.	1001-15A